UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 6, 2022

Entergy Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11299	72-1229752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

639 Loyola Avenue, New Orleans, Louisiana		70113
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 6, 2022, the Company held its 2022 Annual Meeting of Shareholders (“Annual Meeting”). At the Annual Meeting, the Company’s shareholders: 1) elected the 11 directors nominated by the Company’s Board of Directors to serve until the 2023 Annual Meeting of Shareholders and until their successors are elected and qualified; 2) ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2022; and 3) approved an advisory resolution to approve named executive officer compensation. The proposals are further described in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 25, 2022.

The table below sets forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company's shareholders.

Proposal 1 – Election of Directors

Nominee	Voted For	Voted Against	Abstentions	Broker Non-Votes
John R. Burbank	162,639,192	1,031,230	347,039	13,046,493
Patrick J. Condon	161,986,966	1,695,348	335,147	13,046,493
Leo P. Denault	155,591,926	7,403,123	1,022,412	13,046,493
Kirkland H. Donald	148,824,642	14,863,043	329,776	13,046,493
Brian W. Ellis	161,930,972	1,737,423	349,066	13,046,493
Philip L. Frederickson	162,599,002	1,081,978	336,481	13,046,493
Alexis M. Herman	156,612,348	7,056,963	348,150	13,046,493
M. Elise Hyland	162,495,135	1,191,081	331,245	13,046,493
Stuart L. Levenick	155,433,282	8,220,532	363,647	13,046,493
Blanche L. Lincoln	156,675,396	3,961,767	3,380,298	13,046,493
Karen A. Puckett	161,468,432	2,191,875	357,154	13,046,493

Proposal 2 – Ratification of Deloitte & Touche as the Company’s Independent Registered Public Accountants for 2022

Voted For	Voted Against	Abstentions
169,557,675	7,044,373	461,906

Proposal 3 Advisory Resolution on Named Executive Officer Compensation

Voted For	Voted Against	Abstentions	Broker Non-Votes
152,200,568	10,505,415	1,311,478	13,046,493

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
By: /s/ Marcus V. Brow
Marcus V. Brown Executive Vice President and General Counsel

Dated: May 10, 2022